REMARKETING AGREEMENT

      THIS REMARKETING AGREEMENT, dated May 21, 1998, as amended and supplemented from time to time (this "Agreement"), is among Charter MAC Owner Trust I (the "Owner Trust"), Charter MAC Floater Certificate Trust I (the "Certificate Trust"), Charter Municipal Mortgage Acceptance Company ("Charter"), each a Delaware Business Trust, First Tennessee Bank National Association, together with its successors and assigns, as Tender Agent (the "Tender Agent") and Certificate Trust Agent (the "Certificate Trust Agent") under the Certificate Trust and Goldman, Sachs & Co. as Remarketing Agent (the "Remarketing Agent").

                                   BACKGROUND

      Pursuant to the authority of the Delaware Business Trust Act, 12 Del.C. Sections 3801 et. seq., and the trust agreement (the "Certificate Trust Agreement"), dated May 21, 1998, among Charter MAC Owner Trust I, First Tennessee Bank National Association, as the Tender Agent and the Certificate Trust Agent, and Wilmington Trust Company, as the Certificate Trustee, the Certificate Trust is authorized to issue, sell and deliver not to exceed $150,000,000 of aggregate principal amount of Charter MAC Floater Certificate Trust I Floating Rate Certificates of Beneficial Ownership (the "Certificates" or the "Low Floater Certificates"). The Certificate Trust contemplates the potential remarketing of Certificates, from time to time, to one or more purchasers found by the Remarketing Agent in the event of the exercise by a Holder of the Certificates of its right to tender, or in the event such Holder of the Certificates is required to tender, its Certificates pursuant to the Certificate Trust Agreement. The trust agreement (the "Owner Trust Agreement"), dated May 21, 1998, among J. Michael Fried, Stuart J. Boesky, Alan P. Hirmes, George A. Massih, III and William H. Freeborn, as Managing Trustees, Charter MAC Origination Trust I, and Wilmington Trust Company, as Registered Trustee, provides for the issuance of a Senior Certificate by the Owner Trust to the Certificate Trust. The Senior Certificate represents the right to receive on a priority basis on each Senior Certificate Distribution Payment Date a portion of the interest received by the Owner Trust on the Municipal Bonds owned by the Owner Trust in an amount equal to the Senior Certificate Distribution Payment. The Certificate Trust and the Owner Trust wish to engage the Remarketing Agent to remarket the Certificates and to set the Senior Certificate Distribution Rate. The Remarketing Agent, subject to certain terms and conditions, is willing to enter into such engagements. Thus, in consideration of the foregoing, the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree (capitalized terms used but not defined in this Agreement shall have meanings ascribed to such terms in the Certificate Trust Agreement or the Owner Trust Agreement) as follows:

      1.    Appointment of Agent.

            Pursuant to Section 6.18 of the Certificate Trust Agreement and
Section 6.7 of the Owner Trust Agreement, respectively, Owner Trust has appointed the Remarketing Agent to act as exclusive agent of the Certificate Trust in connection with the remarketing of the Certificates and as exclusive agent of the Owner Trust in connection with the determination of the Senior Certificate Distribution Rate, subject to the terms and conditions and upon the representations and warranties contained herein, in the Certificate Trust Agreement and in the Owner Trust Agreement. The Remarketing Agent hereby accepts such appointment.

      2.    Responsibilities of Agent.

            It is understood and agreed that the Remarketing Agent's responsibilities under this Agreement include (i) determination and announcement of the Senior Certificate Distribution Rate in accordance with the standards and procedures set forth in Section 6.7 of the Owner Trust Agreement; (ii) using its best efforts to attempt to remarket certain Certificates tendered or deemed tendered to the Tender Agent pursuant to Sections 6.12 and 6.13 of the Certificate Trust Agreement; and (iii) performing such other related functions as are set forth in this Agreement and as may be reasonably requested by the Certificate Trust Agent or the Owner Trust and agreed to by the Remarketing Agent. In connection with the performance of the foregoing responsibilities, the Remarketing Agent agrees to act in accordance with all applicable securities laws relating thereto and regulations promulgated thereunder.

      3.    The Certificates.

            The Certificates will be issuable upon the terms and conditions, and will have the form, tenor, terms and specifications set forth in the Certificate Trust.

      4.    Authorized Officers.

            From time to time, the Certificate Trust, the Owner Trust, the Remarketing Agent and the Tender Agent will furnish to each other a certificate setting forth the names and specimen signatures of each officer and employee then authorized to give instructions or notices, or to approve transactions hereunder. The Remarketing Agent and the Tender Agent shall act hereunder only upon the instructions of authorized officers or employees of the Certificate Trust, the Owner Trust, the Remarketing Agent and the Tender Agent, as the case may be, unless this Agreement authorizes a party hereto to act without such instructions. The Remarketing Agent and the Tender Agent shall be entitled to rely for all purposes of this Agreement on instructions given by any such officer or employee named in the most recent certificate delivered to the Remarketing Agent and the Tender Agent, as the case may be, pursuant to this Section.

      5.    Marketing and Purchase of the Certificates.

            (a) Upon receipt by the Tender Agent of a Holder's properly completed Notice of Tender in accordance with the provisions of Section 6.12(a) of the Certificate Trust Agreement, the Tender Agent shall give telephonic notice of (i) the aggregate Outstanding Face Amount of Low Floater Certificates to be purchased, (ii) the date on which such Low Floater Certificates are to be purchased, which date shall be a Business Day that occurs no earlier than seven
(7) days following the date of receipt of such notice and no later than thirty
(30) days after the date of receipt of such notice, and (iii) payment instructions with respect to the payment of the Purchase Price, promptly confirmed in writing (which may be by legible facsimile transmission, registered or certified mail or overnight delivery), to the Remarketing Agent. If the Holder's Notice of Tender is received by the Tender Agent on or prior to 12:00 noon, New York City time, such Holder's Notice of Tender will be deemed tendered on such day. If received later than 12:00 noon, New York City time, such Holder's Notice of Tender will be deemed tendered the following Business Day. The Tender Agent hereby agrees to provide notice of receipt of such Notices of Tender, on the day of receipt thereof, in accordance with Section 6.12(c) of the Certificate Trust.

            In the event of a mandatory purchase of Certificates in accordance with the provisions of Section 6.13 of the Certificate Trust Agreement, the Tender Agent shall cause notice of such mandatory purchase to be given not less than fourteen (14) days, (or, in the case of Low Floater Certificates subject to mandatory tender pursuant to Section 6.13 (d) of the Certificate Trust Agreement, as many days as may be possible up to a maximum of fourteen (14) days, prior to the Purchase Date to the Remarketing Agent by telecopier, promptly confirmed by hard copy delivered by first class mail, postage prepaid.

            In the event of a redemption of Certificates, the Certificate Trust Agent shall cause notice of such redemption to be given not less than fourteen
(14) days prior to the redemption to the Remarketing Agent, by mailing copies of such notice of redemption by first class mail, postage prepaid.

            (b) The Remarketing Agent shall thereupon use its best efforts in accordance with the provisions of Section 6.15 of the Certificate Trust Agreement to remarket (i) Certificates with respect to which the Remarketing Agent has received from the Tender Agent a Notice of Tender pursuant to Section
6.12 thereof, subject to the provisions of Section 6.12(f) thereof, (ii) Certificates which are subject to mandatory tender to purchase pursuant to
Section 6.13 thereof and with respect to which the Tender Agent has not received a Notice of Election to Retain, and (iii) subject to the provisions Section 6.17 of the Certificate Trust Agreement (if applicable), Liquidity Provider Certificates (as hereinafter defined); provided however, that the Remarketing Agent shall not remarket (A) Certificates tendered pursuant to Section 6.13(a) thereof unless an Alternate Liquidity Facility shall have been subsequently delivered; (B) Certificates tendered pursuant to Section 6.13(b) thereof unless the Liquidity Provider shall have consented to such remarketing or an Alternate Liquidity Facility shall have been delivered; (C) Certificates tendered pursuant to Section 6.13(c) thereof unless the Owner Trust shall have directed such remarketing; or (D) Certificates tendered pursuant to Section 6.13(h) thereof unless the remaining Liquidity Commitment (after giving effect to the termination or expiration which caused such mandatory tender) shall be sufficient to comply with the requirements of Section 9.2 thereof with respect to the Liquidity Facility coverage.

            The Remarketing Agent shall use its best efforts to remarket Certificates as described above, at a price equal to 100% of the Outstanding Face Amount thereof plus Low Floater Certificate Distribution Payments accrued with respect thereto to, but not including, the Purchase Date (the "Purchase Price") for delivery on the Purchase Date.

            Not later than 10:00 a.m., New York City time, on the Purchase Date, the Remarketing Agent shall transfer to the Tender Agent, in immediately available funds, the proceeds derived from the Remarketing Agent's remarketing of the Certificates subject to tender for purchase on such Purchase Date; provided, however, that the provisions of
Section 6.17 of the Certificate Trust Agreement shall govern remarketing of Liquidity Provider Certificates.

            Not later than 4:00 p.m., New York City time, on the day before the Purchase Date, the Remarketing Agent shall notify the Tender Agent and the Liquidity Provider, by facsimile transmission, of the amount of Certificates for which the Remarketing Agent expects to receive remarketing proceeds and shall provide the Tender Agent with registration information and redelivery instructions for all Certificates which are to be remarketed on the Purchase Date.

            The Remarketing Agent shall not remarket Certificates to any Person known to the Remarketing Agent to be a Charter Entity or an entity "affiliated" with any Charter Entity within the meaning of Rule 405 under the Securities Act.

            If Certificates which have been selected for redemption or mandatory purchase are tendered for optional purchase on a Purchase Date prior to the mandatory purchase or redemption date, such Low Floater Certificates may only be remarketed by the Remarketing Agent if notice of such selection for redemption or mandatory purchase is given by the Tender Agent to the purchaser thereof.

            The Tender Agent agrees to give prompt notice to the Remarketing Agent if any Certificates are to be redeemed together with sufficient information to permit the Remarketing Agent to identify such Certificates and to notify such prospective purchasers. In addition, the Remarketing Agent shall not remarket Certificates in an aggregate principal amount greater than the principal amount specified by the Tender Agent to the Remarketing Agent nor shall the Tender Agent instruct the Remarketing Agent to remarket Certificates in an aggregate principal amount greater than the amount specified in the Holder's Tender Notice. The Remarketing Agent agrees to comply at all times with applicable State and Federal securities laws in remarketing such Certificates.

            The Tender Agent shall promptly deposit such amounts received from the Remarketing Agent to the credit of the Remarketing Proceeds Subaccount of the Purchase Account and transfer the proceeds of such sale to the former owners of such Certificates upon presentation and surrender thereof.

            (c) In accordance with Section 6.17 of the Certificate Trust Agreement, the Remarketing Agent shall use its best efforts to remarket Certificates registered in the name of the Liquidity Provider ("Liquidity Provider Certificates") or its nominee in substantially the same manner as contemplated by Section 5(b) above.

            At or prior to 4:00 p.m., New York City time, on the Business Day preceding each day on which any Liquidity Provider Certificates that are successfully remarketed by the Remarketing Agent are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Certificate Trust Agent, the Tender Agent and the Liquidity Provider specifying the Business Day on which such purchase will take place and the principal amount of Liquidity Provider Certificates successfully remarketed by the Remarketing Agent.

            Contemporaneously with the delivery of the proceeds of the remarketing of Liquidity Provider Certificates, the Liquidity Provider shall deliver to the Tender Agent and the Remarketing Agent written confirmation that the Liquidity Facility has been reinstated in an amount equal to the amount required under the Certificate Trust Agreement; provided, however, that if the Liquidity Facility reinstates automatically upon the delivery of the proceeds of remarketing the Liquidity Provider Certificates, then no written confirmation of such reinstatement is required.

            Contemporaneously with reinstatement of the Liquidity Facility and the sale of Liquidity Provider Certificates arranged by the Remarketing Agent
(i) such Low Floater Certificates shall be made available (at the principal office of the Tender Agent) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent and (ii) the proceeds of such sale shall be delivered by the Tender Agent to the Liquidity Provider.

            (d) The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Agreement and the Certificate Trust Agreement by giving at least thirty (30) days' written notice to the Liquidity Provider, the Tender Agent, the Certificate Trust Agent and the Certificate Trustee. In no event shall the resignation of the Remarketing Agent become effective prior to the earlier of (i) the effective date of the appointment of a successor remarketing agent or (ii) one hundred and twenty
(120) days after the effective date specified in the original notice of resignation.

            (e) The Remarketing Agent shall have the right to suspend its efforts to remarket the Certificates in the event of (i) a suspension or material limitation in trading in securities generally on any national securities exchange which, in the Remarketing Agent's reasonable judgment, makes the Certificates unremarketable; (ii) a general moratorium on commercial banking activities in New York are declared by either federal or New York State authorities which, in the Remarketing Agent's reasonable judgment, makes the Certificates unremarketable; (iii) the engagement by the United States in hostilities which have resulted in the declaration of a national emergency or war which, in the Remarketing Agent's reasonable judgment, makes the Certificates unremarketable; or (iv) the imposition by any governmental authority or by any nationally recognized securities exchange of additional material restrictions upon trading in securities, including the Certificates, not in force as of the date hereof which, in the Remarketing Agent's reasonable judgment, materially adversely affects the remarketability of the Certificates.

            In the event that the Remarketing Agent exercises its right to cancel its obligations hereunder as provided above, the Owner Trust shall be entitled to immediately terminate this Agreement.

            (f) The Remarketing Agent agrees that it will only place the Certificates with certain "qualified institutional buyers" (as such term is defined within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act")) who are also "qualified purchasers" within the meaning of Section 2(a)(51) of the Investment Company Act of 1940 and in compliance with applicable securities laws and that it will not knowingly place Certificates with any Owner Trust entity or any entity "affiliated" with any Owner Trust entity within the meaning of Rule 405 under the Securities Act, except with respect to Certificates registered in the name of the Liquidity Provider.

            (g) The Remarketing Agent agrees that it will only place Certificates with a person or entity which has executed and delivered to the Remarketing Agent a Master Investment Representation Letter substantially in the form attached as Exhibit B to the Private Placement Memorandum and that at no time will it place Certificates with a person or entity if such placement would result in the Remarketing Agent having in its possession more than ninety-eight
(98) such Master Investment Representation Letters respecting the Certificates.

            (h) Charter, the Owner Trust, and the Certificate Trust agree to notify the Tender Agent and the Remarketing Agent promptly upon learning of the occurrence of any Event of Default, under and as defined in the Insurance Agreement and the Liquidity Facility, or any event which, with notice or lapse of time or both, would become such an Event of Default.

            6.    Representations, Warranties and Covenants.

            (a) Charter, the Owner Trust and the Certificate Trust each represent and warrant, as the basis of the undertakings on the part of the Remarketing Agent herein contained, that (i) the representations, warranties and certifications contained in the Placement Agreement, dated May 21, 1998, among Goldman, Sachs & Co., as Placement Agent, the Certificate Trust, the Owner Trust and Charter (the "Placement Agreement") are true and correct, (ii) each is validly created and existing as a Delaware Business Trust under the laws of the State of Delaware; (iii) each has all requisite power to execute and deliver, and has by proper action duly authorized the execution and delivery of this Agreement, the Placement Agreement, as applicable, and the Liquidity Facility;
(iv) this Agreement, the Placement Agreement and the Liquidity Facility constitute legal, valid and binding obligations of each enforceable in accordance with their respective terms; and (v) no "insider" of either or any general partner of either within the meaning of 11 U.S.C.ss.101, as amended, shall purchase remarketed Certificates.

            (b) The Owner Trust, the Certificate Trust and Charter agree that the Private Placement Memorandum, dated May 21, 1998, other than the information contained under the headings entitled "THE LIQUIDITY BANKS" and "THE SURETY PROVIDER," when furnished to the Remarketing Agent, will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make any statement included therein, in the light of the circumstances under which it was made, not misleading.

            (c) The Owner Trust agrees that it will not consent to any proposed amendment of the Certificate Trust, the Owner Trust, the Liquidity Facility or the Insurance Agreement, and the Origination Trust agrees that it will not consent to any proposed amendment to the Owner Trust, without notifying the Remarketing Agent at least 20 days prior to the effective date of such amendment, or such shorter period as may be mutually agreed upon, if such amendment would affect the tax-exempt status of the Low Floater Certificate Distribution Payments.

            (d) The Owner Trust, the Certificate Trust and Charter shall immediately, upon obtaining notice or knowledge thereof, notify the Remarketing Agent by telecopy, confirmed in writing of: (1) the occurrence or existence of any event or condition which becomes known to the Owner Trust, the Certificate Trust or Charter and which would make any of its representations contained herein or incorporated herein by reference incorrect or untrue in any material respect if made on and as of any date during the term of this Agreement; or (2) any Liquidity Trigger Date, or Event of Default under the Insurance Agreement or the Liquidity Facility or any event which with the passage of time, the giving of notice, or both, would constitute such an Event of Default.

            (e) The Owner Trust, the Certificate Trust and Charter will cooperate with the Remarketing Agent in the preparation of, and shall furnish to the Remarketing Agent at Charter's expense, any supplement to the Private Placement Memorandum or other disclosure materials that the Remarketing Agent and the Owner Trust and the Certificate Trust determine are required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, Rule 10b-5 under the Exchange Act and Rule 144A promulgated under the Securities Act or by subsequent changes of law or rules pertaining to registration of the Certificates or the registration of the Owner Trust or the Certificate Trust as an "investment company" pursuant to the Investment Company Act of 1940, as amended (collectively, the "Securities Laws"), disclosure with respect to the Certificates, or delivery of disclosure materials to purchasers of the Certificates or which the Remarketing Agent, with the concurrence of the Owner Trust, the Certificate Trust and Charter, determines should be provided to the owners of the Certificates; provided, however, that nothing contained in this Agreement is intended to authorize any party to amend, modify or supplement the Private Placement Memorandum in any respect without the prior written approval of the Owner Trust. To this end, if any Securities Laws are amended or new Securities Laws are promulgated in a manner such that compliance with the provisions of this Agreement will not be sufficient to enable the Remarketing Agent, the Certificate Trust or the Owner Trust to comply with Securities Laws, each of Charter, the Remarketing Agent, the Owner Trust and the Certificate Trust (each at the written request of the Remarketing Agent or the Certificate Trust and at the Certificate Trust's, the Owner Trust's and Charter's sole cost and expense) agrees (but each only as to itself and not as to the other) to take such further actions as are reasonably within its control to enable the Remarketing Agent, the Owner Trust and the Certificate Trust to comply with Securities Laws; provided, however, that the Owner Trust and the Certificate Trust shall not be required to execute a general or special consent to service of process or qualify to do business in connection with any qualification of the Certificates for offer and sale under state Blue Sky or other securities laws or with any determination of eligibility of the Certificates for investment.

            (f) The Tender Agent and the Certificate Trust Agent represents and warrants, as the basis for the undertakings on the part of the Tender Agent and the Certificate Trust Agent herein contained and throughout the term of this Agreement, that (i) the Tender Agent and the Certificate Trust Agent is a national banking association; (ii) the Tender Agent and the Certificate Trust Agent has all requisite power to execute and deliver, and has by proper action duly authorized the execution and delivery of this Agreement; and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender Agent and the Certificate Trust Agent enforceable in accordance with its terms.

            (g) The Remarketing Agent represents and warrants as the basis for the undertakings on the part of the Remarketing Agent herein contained and throughout the term of this Agreement, that (i) the Remarketing Agent is a registered broker/dealer corporation and is a member of the National Association of Securities Dealers, Inc.; (ii) the Remarketing Agent has all requisite power to execute, deliver and perform, and has by proper action duly authorized the execution, delivery and performance of this Agreement; and (iii) this Agreement constitutes the legal, valid and binding obligation of the Remarketing Agent enforceable in accordance with its terms.

            7.    Purchase Account.

            There has been created, pursuant to Section 6.16(a) of the Certificate Trust Agreement, a trust fund (the "Purchase Account") which shall be held by the Tender Agent subject to the terms and conditions and subject to the standard of care set forth in the Certificate Trust Agreement. Money in the Purchase Account shall be held solely for the account of the Holders who shall have tendered or been deemed to have tendered Certificates and if applicable, the Gainshare Amount described in Section 6.13(i) of the Certificate Trust Agreement. Only proceeds from the remarketing of Certificates, monies received pursuant to a drawing on the Liquidity Facility and monies deposited in accordance with the computation of the Gainshare Amount shall be deposited in the Purchase Account. All such transactions, if any, recorded in the Purchase Account shall be deemed to be simultaneous purchase and sale transactions between the former owner and the new owner of the Certificate remarketed.

            8.    Furnishing of Private Placement Memorandum and Other
                  Information.

            (a) The Owner Trust agrees to furnish the Remarketing Agent with as many copies as the Remarketing Agent may reasonably request of the Private Placement Memorandum relating to the Certificates dated May 21, 1998, any supplement to the Private Placement Memorandum or other document or material furnished by the Certificate Trust, the Owner Trust or Charter for use in connection with the remarketing of the Certificates ("Additional Material"). Such Private Placement Memorandum (including in each case the cover page and all summary statements, exhibits and other material included or incorporated therein by reference or attached thereto or for distribution therewith), as amended or supplemented from time to time, is referred to herein as the "Private Placement Memorandum".

            (b) If, during or prior to such time as the Private Placement Memorandum or any Additional Material is used in connection with the offering and sale or remarketing of the Certificates, any event shall occur or condition shall exist relating to or affecting the Certificate Trust, the Owner Trust or Charter or any other entity or the ability of the Certificate Trust Agent to pay the Low Floater Certificate Distribution Payment or the ability of the Owner Trust to pay the Senior Certificate Distribution Payment, which might materially adversely affect the interests of the owners of the Certificates, or which might affect the correctness of any statement of a material fact contained in the Private Placement Memorandum or any Additional Material, the Owner Trust, the Certificate Trust or Charter, will promptly after obtaining notice or knowledge thereof, notify the Remarketing Agent of the circumstances and details of such event or condition. If, as a result of such event or condition, or any other event or condition, it is necessary or advisable, in the opinion of the Remarketing Agent, to amend or supplement such

Private Placement Memorandum or Additional Material in light of such event or condition or such other event or condition, the Owner Trust, the Certificate Trust or Charter will cause to have prepared forthwith, at the expense of the Owner Trust, the Certificate Trust or Charter, a supplement to such Private Placement Memorandum or Additional Material, which supplement shall be in form and substance satisfactory to the Remarketing Agent.

            (c) The Certificate Trust and the Owner Trust understands that the Remarketing Agent will furnish copies of the Private Placement Memorandum or Additional Material to offerees of the Certificates and expects to do so in the manner and at the times required of it under the Securities Laws.

            (d) The Certificate Trust and the Owner Trust will furnish the Remarketing Agent with copies of all quarterly and annual financial statements and reports relating to the financial affairs and condition of the Certificate Trust and the Owner Trust which are required to be furnished to the Surety Provider or the Liquidity Provider not later than the date they are required to be furnished to the Surety Provider or the Liquidity Provider, and will also promptly furnish the Remarketing Agent with such additional information concerning the operations and financial condition of the Certificate Trust and the Owner Trust as required by Rule 144A promulgated under the Securities Act, or as the Remarketing Agent may from time to time reasonably request.

            9.    Records.

            The Remarketing Agent shall keep records of its remarketing transactions in respect of the Certificates. Such records shall be kept in a manner consistent with prudent industry practice. The Owner Trust, the Certificate Trust, and the Tender Agent may examine such records at times reasonably established by the Remarketing Agent.

            10.   Indemnification of the Remarketing Agent and the Tender Agent.

            (a) Charter, the Owner Trust and the Certificate Trust, jointly and severally agree to indemnify and hold the Remarketing Agent and the Tender Agent harmless from any and all liability, loss, damage, costs and expenses of any nature (including interest and counsel fees) arising out of or in connection with their duties, or those of their employees or agents arising from their performance under this Agreement, except for liabilities, losses, damages, costs, expenses and fees (including liabilities as a result of any untrue statement of a material fact in connection with the remarketing of the Certificates, or omission to state a material fact necessary to make the statements made in connection therewith, in the light of the circumstances in which they were made, not misleading) arising out of the negligence or willful misconduct of the Remarketing Agent or the Tender Agent or their employees or agents. Charter, the Certificate Trust and the Owner Trust agree that neither the Remarketing Agent nor the Tender Agent nor any of their employees and agents shall be liable for any action or omission to act, taken or made pursuant to this Agreement, except for negligence or willful misconduct. This indemnity includes any action taken or omitted within the scope of this Agreement or any such action taken or omitted upon telecopied or written instructions (authorized herein) received or reasonably believed to have been received from Charter, the Owner Trust or the Certificate Trust, by the Tender Agent or the Remarketing Agent.

            Promptly after receipt by the Remarketing Agent of notice of the commencement of any action relating solely to matters referred to in this Agreement, the Remarketing Agent shall, if a claim in respect thereof under the preceding paragraph is to be made, notify Charter, the Certificate Trust and the Owner Trust of such action; but the omission so to notify Charter, the Certificate Trust and the Owner Trust shall not relieve Charter, the Certificate Trust and the Owner Trust of any liability that the Owner Trust may have to such Agent otherwise than under such paragraph. In the event of such notification, Charter, the Certificate Trust and the Owner Trust shall be entitled to assume the defense of such action with counsel reasonably satisfactory to the Remarketing Agent and, thereafter, Charter, the Certificate Trust and the Owner Trust shall not be liable to the Remarketing Agent for any legal expenses subsequently incurred by the Remarketing Agent in connection with the defense of such action, other than the reasonable costs of investigation.

            (b) The duties of the Remarketing Agent and the Tender Agent shall be solely as provided herein and in the Certificate Trust Agreement and the Owner Trust Agreement and no implied covenants or obligations shall be read into this Agreement against the Remarketing Agent or the Tender Agent. The Remarketing Agent and the Tender Agent may consult with counsel of their choice, including in-house counsel, and shall not be liable for any action taken in good faith in reliance upon advice of such counsel. Except as otherwise provided herein, the Remarketing Agent or the Tender Agent, as the case may be, may act or refrain from acting in reliance upon any resolution or other document transmitted to it on behalf of Charter, the Certificate Trust, the Owner Trust, the Remarketing Agent or the Tender Agent, if executed on behalf of such entity by any duly authorized representative thereof.

            (c) Charter or the Owner Trust shall pay for the services of the Remarketing Agent hereunder a fee per annum of 1/10 of 1% of the Outstanding Face Amount of the Certificates, payable quarterly in arrears on the first day of each February, May, August and November of each year, it being understood that upon any termination (or cancellation under Section 5(e) of this Agreement) during a quarter, fees will be paid only for that number of days during such period which this Agreement is in effect and will be payable on the Business Day, following such termination (or cancellation). Fees shall be paid upon receipt of an invoice and shall be based on actual number of days elapsed in a year of 365/366 days. Charter or the Owner Trust will reimburse the Remarketing Agent for its reasonable costs and expenses, including counsel fees. The Tender Agent shall not be liable for costs, expenses, fees or liabilities of the Remarketing Agent.

            11.   Termination of Agreement; Removal of Agent.

            This Agreement will terminate on the earlier of (i) the dissolution of the Trust pursuant to Section 14.2 of the Certificate Trust Agreement or the Owner Trust pursuant to Section 14.2 of the Owner Trust Agreement, or (ii) the date on which Certificates are no longer outstanding and unretired; provided, however, that this Agreement shall also terminate in accordance with Section
6.18 of the Certificate Trust Agreement and pursuant to Section 5(d) hereof. The parties to this Agreement further acknowledge the right of the Owner Trust, in accordance with Section 6.18(c) and (e) of the Certificate Trust Agreement, to remove the Remarketing Agent and to select any successor to the Remarketing Agent, subject, in each case, to the approval of the Controlling Person.

            12.   Miscellaneous.

            (a) Except as otherwise specifically provided in this Agreement, all notices, certificates, requests or other communications among the parties hereto permitted or required to be given hereunder shall be effective when received and shall be given by first-class mail (postage prepaid) or by teletransmission device capable of transmitting or creating a written record, or by hand, delivered to the addresses specified below.

 - If to the Charter, to:

            Charter Municipal Mortgage
              Acceptance Company
            c/o The Related Companies, L.P.
            625 Madison Avenue
            New York, New York  10022
            Attention:   Mr. Stuart Boesky
                         Fax:  (212) 593-5794

 - If to the Tender Agent and Certificate Trust Agent, to:

            First Tennessee Bank
              National Association
            4385 Poplar Owner
            Memphis, Tennessee  38117
            Attention:   Dennis Gillespie
                         Fax:  (901) 681-2450

 - If to the Remarketing Agent, to:

            Goldman, Sachs & Co.
            85 Broad Street
            New York, New York  10004
            Attention:   Kevin Willens
                         Fax:  (212) 902-0654

 - If to the Liquidity Provider, to:

            Bayerische Landesbank Girozentrale,
              New York Branch,
              as Liquidity Agent
            560 Lexington Avenue
            New York, New York  10022
            Attention:   Mr. Scott Allison
                         Fax:  (212) 310-9868

            The parties hereto, the Liquidity Provider and the Certificate Trustee, by notice given hereunder, may designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

            (b) Any amendment to this Agreement shall not be effective unless the amendment is in writing and signed by all parties to this Agreement.

            (c) This Agreement, and any amendments to this Agreement, may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

            (d) All funds required to be transferred pursuant to the terms of this Agreement shall be funds immediately available for use by the transferee on the day of transfer.

            (e) Prior to obtaining an Alternate Liquidity Facility or Alternate Credit Facility, the Certificate Trust and the Owner Trust shall notify the Remarketing Agent.

            (f) The Remarketing Agent's duties and obligations shall be governed solely by the terms of this Agreement, the Certificate Trust Agreement and the Owner Trust Agreement. Any conflict between the terms of this Agreement and the Certificate Trust Agreement or the Owner Trust Agreement will be resolved in favor of the Certificate Trust Agreement and/or the Owner Trust Agreement.

            (g) Section headings in this Agreement have been inserted for convenience and shall not define or limit this Agreement.

            (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, Charter, the Certificate Trust, the Owner Trust, the Tender Agent, and the Remarketing Agent have executed this Agreement by their duly authorized officers as of the date first above written.

                                  CHARTER MUNICIPAL MORTGAGE
                                   ACCEPTANCE COMPANY

                                  By: Related Charter, LP,
                                       a Delaware limited partnership,
                                       its Manager

                                  By: Related Charter, LLC,
                                       a Delaware limited liability company,
                                       its General Partner


                                  By:     /s/ Stuart J. Boesky
                                      ------------------------------
                                       Name:  Stuart J. Boesky
                                       Title: President & COO


                                  CHARTER MAC FLOATER
                                   CERTIFICATE TRUST I

                                  By: Charter Mac Owner Trust I,
                                       Depositor

                                  By: Related Charter, LP,
                                       a Delaware limited partnership,
                                       its Manager

                                  By: Related Charter, LLC,
                                       a Delaware limited liability company,
                                       its General Partner


                                  By:     /s/ Stuart J. Boesky
                                      ------------------------------
                                       Name:  Stuart J. Boesky
                                       Title: President & COO

                                  CHARTER MAC OWNER TRUST I

                                  By: Related Charter, LP,
                                       a Delaware limited partnership,
                                       its Manager

                                  By: Related Charter, LLC,
                                       a Delaware limited liability company,
                                       its General Partner


                                  By:     /s/ Stuart J. Boesky
                                      ------------------------------
                                       Name:  Stuart J. Boesky
                                       Title: President & COO


                                  FIRST TENNESSEE BANK
                                   NATIONAL ASSOCIATION,
                                   as Tender Agent


                                  By:     /s/ Dennis Gillespie
                                      ------------------------------
                                       Name:  Dennis Gillespie
                                       Title:


                                  GOLDMAN, SACHS & CO., as Remarketing Agent


                                  By:     /s/ Kevin Willens
                                      ------------------------------
                                       Name:  Kevin Willens
                                       Title: Vice President

                                  ATTACHMENT A
                          TO THE REMARKETING AGREEMENT


                                                          May 21, 1998



Bayerische Landesbank
Girozentrale, New York Branch,
  as Liquidity Agent
560 Lexington Avenue
New York, New York  10022

            Re: Charter MAC Floater Certificate Trust I
                Floating Rate Certificates of Beneficial Ownership

Ladies and Gentlemen:

            Reference is made to the Liquidity Agreement (the "Liquidity Facility"), dated May 21, 1998, by and among the Certificate Trust, Bayerische Landesbank Girozentrale, New York Branch, as Liquidity Agent (the "Liquidity Agent"), Commerzbank Aktiengesellschaft, New York Branch, Credit Communal and Landesbank Hessen-Thuringen (such banks, together with the Liquidity Agent, collectively, the "Liquidity Provider") and MBIA Insurance Corporation, as Liquidity Renewal Agent, pursuant to which the Liquidity Provider has agreed to issue the Liquidity Facility to provide for the timely payment of the purchase price of the above captioned certificates (the "Certificates") issued by Charter MAC Floater Certificate Trust I (the "Certificate Trust") under the Trust Agreement, dated May 21, 1998, among Charter MAC Owner Trust I (the "Owner Trust"), First Tennessee Bank National Association, as Tender Agent and Certificate Trust Agent, and Wilmington Trust Company, as Certificate Trustee.

            Goldman, Sachs & Co. has been appointed remarketing agent (the "Remarketing Agent") for the Certificates under and pursuant to a Remarketing Agreement, dated May 21, 1998, by and among Charter Municipal Mortgage Acceptance Company, the Owner Trust, the Certificate Trust, the Remarketing Agent and First Tennessee Bank National Association, as Tender Agent and as Certificate Trust Agent (the "Remarketing Agreement").

            In order to facilitate the Remarketing Agent's performance of its duties and obligations under the Remarketing Agreement and to preclude the remarketing of Certificates registered in the name of the Liquidity Provider (as such term is defined in the Liquidity Facility) upon an Event of Default under the Liquidity Facility, the Liquidity Provider shall, in writing (i) notify the Remarketing Agent of such Event of Default and (ii) direct the Remarketing Agent not to remarket Certificates purchased using funds provided by the Liquidity Provider under the Liquidity Facility.

            The Remarketing Agent agrees that upon receipt of such notice and direction from the Liquidity Provider it shall not remarket Certificates purchased using funds provided by the Liquidity Provider under the Liquidity Facility

            This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. This letter agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            This letter agreement shall be binding upon and insure solely to the benefit of the Remarketing Agent and the Liquidity Provider and no other person shall have any right, benefit or interest under or because of the existence of this letter agreement.

            If the terms of this letter accurately set forth our agreement with respect to the matters described herein, please indicate your agreement by acknowledging this letter in the space provided below.

                                             Very truly yours,

                                             GOLDMAN, SACHS & CO.


                                             --------------------------------


Accepted and agreed to
as of the date first above written:

BAYERISCHE LANDESBANK
  GIROZENTRALE, NEW YORK BRANCH,
  as Liquidity Agent


By:
   --------------------------------
    Name:
    Title:

                                      A-2